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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


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Date of Report (Date of earliest event reported): December 22, 2000



                             MANUGISTICS GROUP, INC.
               (Exact name of issuer as specified in its charter)



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
Delaware                                  0-22154                   52-1469385
(STATE OR OTHER JURISDICTION OF           (COMMISSION               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)            FILE NUMBER)              IDENTIFICATION NUMBER)
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                           2115 East Jefferson Street
                            Rockville, Maryland 20852
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (301) 984-5000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


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ITEM 5.  OTHER EVENTS.

        On December 22, 2000, Manugistics Group, Inc. (the "Company") issued a press release reporting the completion of its previously announced acquisition of Talus Solutions, Inc. The Company also announced the appointment of Esther Dyson as a Class I director of the Company and the appointment of Steven A. Denning as a Class II directors of the Company. A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

        The Company is also filing the following supplemental information regarding its new directors and its new executive officer:

        Esther Dyson, 49, is the chairman of EDventure Holdings, a publisher of computer industry literature and sponsor of national and international computer industry forums. Ms. Dyson has been the chairman of EDventure Holdings since 1983. She serves on the board of directors of Scala Business Solutions (The Netherlands), a business software provider, and WPP Group plc, a media conglomerate, as well as various private Internet and information technology companies.

        Steven A. Denning, 51, has been the Executive Managing Member of General Atlantic Partners, LLC, a private equity investment firm focused on Internet and information technology investments, since 1995. Mr. Denning has been with General Atlantic Partners, LLC since 1980. He serves on the board of directors of Eclipsys Corporation, a healthcare information technology company, Exult, Inc., a web enabled human resources company, EXE Technologies, Inc., a provider of distribution software for e-commerce companies and Infogrames Inc., a developer of interactive entertainment software, as well as several private information technology companies.

        Robert L. Phillips, 45, has been the Company's Senior Vice President, Chief Technology Officer since December 2000. He had been an employee of Talus Solutions, Inc. and certain of its predecessors since 1976, serving most recently as its Chief Technology Officer from 1998 until December 2000.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)     The following is filed as an Exhibit to this Report:

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
Exhibit Number       Description
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
99                   Press Release dated December 22, 2000.
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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 22nd day of December, 2000.


                                             MANUGISTICS GROUP, INC.


                                             By: /s/ Timothy T. Smith
                                                 -------------------------------
                                                 Timothy T. Smith
                                                 Senior Vice President and
                                                 General Counsel


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                                  EXHIBIT INDEX



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
                     Exhibit Number       Description
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
                          99              Press Release dated December 22, 2000.
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